SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 1, 2007
(Date of earliest event reported)

VERSADIAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28195	11-3535204
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

305 Madison Avenue, New York, NY		10165
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code		(212) 986-0886
(Issuer’s telephone number)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

EXPLANATORY NOTE

Versadial, Inc. (the “Company” or “Registrant”), under its former name Carsunlimited.com, Inc., filed a Current Report on Form 8-K on February 7, 2007 (the “Original 8-K”) to report its entry into a Secured Line of Credit Agreement with Fursa Alternative Strategies, LLC. The Company is filing this Amendment No. 1 on Form 8-K/A in order to amend and restate Item 9.01(c), as set forth in the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Secured Line of Credit Agreement dated February 1, 2007 *
10.2	Form of Note **
10.3	Form of Common Stock Purchase Warrant ***
10.4	Form of Additional Common Stock Purchase Warrant

_____________________________

* Set forth as Exhibit 4.1 to the Original 8-K
** Set forth as Exhibit 4.2 to the Original 8-K
*** Set forth as Exhibit 4.3 to the Original 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSADIAL, INC.

Date: June 23, 2007	By:	/s/ Geoffrey Donaldson
Geoffrey Donaldson
Chief Executive Officer